                          VARI-LITE INTERNATIONAL, INC.
                                1997 OMNIBUS PLAN


1.   PURPOSES OF THE PLAN

     The Vari-Lite International, Inc. 1997 Omnibus Plan (the "Plan") maintained by Vari-Lite International, Inc. (the "Company") is intended to promote the growth and general prosperity of the Company and its Subsidiaries by offering incentives to its key employees and non-employee directors who are primarily responsible for the growth of the Company and its Subsidiaries and to attract and retain qualified employees and non-employee directors and thereby benefit its stockholders based on the growth of the Company. Awards granted under the Plan may be (a) stock options ("Options") which may be designated as (i) Nonqualified Stock Options ("NQSOs") not intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) ISOs; (b) stock appreciation rights ("SARs"); (c) restricted stock awards ("Restricted Stock"); (d) performance awards ("Performance Awards"); or (e) other forms of stock-based incentive awards, as hereinafter defined (collectively, the "Awards"). For purposes of the Plan, "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.

2.   SHARES OF STOCK SUBJECT TO THE PLAN

     The Awards may be granted with respect to Class B Common Stock, $0.10 par value of the Company (the "Common Stock"). Shares delivered upon exercise of the Awards, at the election of the Committee (as hereinafter defined in Section
3), may be Common Stock that is authorized but previously unissued or stock reacquired by the Company or both. Subject to the provisions of Section 15, the maximum number of shares of Common Stock with respect to which the Awards may be granted under the Plan, including to any individual employee, shall not exceed 212,558. Any shares subject to an Award under the Plan, which Award for any reason expires or is terminated unexercised as to such shares, shall again be available for the grant of other Awards under the Plan; provided, however, that forfeited Common Stock or other securities shall not be available for further Awards if the Participant (as hereinafter defined in Section 4) has realized any benefits of ownership from such Common Stock.

3.   ADMINISTRATION

     Except as provided in the following sentence, the Plan shall be administered by a committee (the "Committee") composed of not less than two members of the Board of Directors of the Company (the "Board"), each of whom shall, unless determined otherwise by the Board, qualify as both outside directors within the meaning of Prop. Treas. Reg. Section 1.162-27(e)(3) and non-employee directors within the meaning of Item 404 of Regulation S-K of the Securities Act of 1933, as amended. The entire Board shall grant Awards to members of the Committee and perform the functions of the Committee under the Plan related to such Awards. If a Committee has not been appointed by the Board, the functions of the Committee provided for herein shall be performed by the entire Board. Subject to the provisions of the Plan, the Committee shall have full discretion and the exclusive power to (i) select the employees and non-employee directors who will participate in the Plan and to grant Awards to such employees and non-employee directors, (ii) determine the time at which such Awards shall be granted and any terms and conditions with respect to such Awards as shall not be inconsistent with the provisions of the Plan, and (iii) resolve all questions relating to the administration of the Plan.

     The interpretation of and application by the Committee of any provision of the Plan shall be final and conclusive. The Committee, in its sole discretion, may establish such rules and guidelines relating to the Plan as it may deem desirable.

     The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Committee shall keep minutes of its actions under the Plan.

     No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Awards granted hereunder.

4.   ELIGIBILITY

     The employees who shall be eligible to participate in the Plan shall be officers, management and such other key employees of the Company and its Subsidiaries as the Committee may from time to time determine. Non-employee directors of the Company or of any Subsidiary shall also be eligible to participate in the Plan. An employee or non-employee director who has been granted an Award in one year shall not necessarily be entitled to be granted an Award in any subsequent year. An individual who is granted an Award under the Plan shall be referred to herein as a "Participant."

5.   STOCK OPTIONS

     The Committee may grant Options, as follows, which shall be evidenced by a stock option agreement and may be designated as (i) NQSOs or (ii) ISOs:

     (a)   NQSOS.

     (i) A NQSO is a right to purchase a specified number of shares of Common Stock during such time as the Committee may determine, not to exceed ten years, at a price determined by the Committee that, unless deemed otherwise by the Committee, is not less than the fair market value of the Common Stock on the date the option is granted.

     (ii) The exercise price of the Common Stock subject to the NQSO may be paid in cash. At the discretion of the Committee, the exercise price may also be paid by the tender of Common Stock or through a combination of Common Stock and cash or through such other means as the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares of Common Stock will be issued or accepted.

     (iii) Without limiting the foregoing, to the extent permitted by law (including relevant state law), (A) the Committee may agree to accept, as full or partial payment of the exercise price of Common Stock issued upon the exercise of the NQSO, a promissory note of the Participant exercising the NQSO evidencing the person's obligation to make future cash payments to the Company, which promissory note shall be payable as determined by the Committee (but in no event later than five years after the date thereof), shall be secured by a pledge of the shares of Common Stock purchased and shall bear interest at a rate established by the Committee and (B) the Committee may permit the Participant exercising the NQSO, either on a selective or aggregate basis, to simultaneously exercise the NQSO and sell the shares of Common Stock acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from sale as payment of the exercise price of such Common Stock.

     (b)   ISOS.

     (i) An ISO is an Award in the form of an Option to purchase Common Stock that complies with the requirements of Code Section 422 or any successor section. No ISO may be granted under the Plan to a non-employee director.

     (ii) The aggregate fair market value (determined at the time of the grant of the ISO) of the shares of Common Stock subject to ISOs granted under this Plan and all incentive stock option plans of the Company or its Subsidiaries which are exercisable by one employee for the first time during a particular calendar year shall not exceed $100,000. For this purpose, the fair market value (determined at the respective date of grant of each ISO) of the Common Stock purchasable by exercise of an ISO (or an installment thereof) shall be counted against the $100,000 annual limitation for an employee only for the calendar year such stock is first purchasable under the terms of the ISO. To the extent that ISOs granted to an employee exceed the limitation set forth in the preceding sentences, ISOs granted last shall be treated as NQSOs.

     (iii)     No ISO may be exercisable more than:

          (A) in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company and its Subsidiaries on the date the ISO is granted (a "Ten Percent Stockholder"), five years after the date the ISO is granted; and

          (B) in the case of an employee who is not a Ten Percent Stockholder and in the case of a non-employee director, ten years after the date the ISO is granted.

     (iv) The exercise price of any ISO shall be determined by the Committee and shall be not less than:

          (A) in the case of an employee who is a Ten Percent Stockholder, not less than 110 percent of the fair market value of the Common Stock subject to the ISO on the date the ISO is granted; and

          (B) in the case of an employee who is not a Ten Percent Stockholder and in the case of a non-employee director, the fair market value of the Common Stock subject to the ISO on the date the ISO is granted.

     (v) The Committee may provide that the exercise price under an ISO may be paid by one or more of the methods available for paying the exercise price of an NQSO.

6.   STOCK APPRECIATION RIGHTS

     (i) An SAR is a right to receive, upon surrender of the right, but without payment, an amount payable in cash.

     (ii) The amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the fair market value of a share of Common Stock on the exercise date over the exercise price of the SAR. The exercise price of the SAR shall be determined by the Committee and shall not be less than the fair market value of a share of Common Stock on the date the SAR is granted.

     (iii) In the case of an SAR granted in tandem with an ISO to an employee who is a Ten Percent Stockholder, the amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the fair market value of a share of Common Stock on the exercise date over the exercise price of the SAR, which exercise price shall not be less than 110% of the fair market value of a share of Common Stock on the date the SAR is granted.

     (iv) The applicable percentage and exercise price shall be established by the Committee at the time the SAR is granted.

7.   RESTRICTED STOCK

     Restricted Stock is Common Stock of the Company that is issued to a Participant at a price determined by the Committee, which price per share may not be less than par value of the Common Stock, and is subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine.

8.   PERFORMANCE AWARDS

     A Performance Award granted under the Plan (i) may be denominated or payable in cash, Common Stock (including without limitation, Restricted Stock), other securities or other Awards and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

9.   OTHER STOCK-BASED INCENTIVE AWARDS

     The Committee may from time to time grant Awards under this Plan that provide the Participant with the right to purchase Common Stock or that are valued by reference to the fair market value of the Common Stock (including, but not limited to, phantom securities or dividend equivalents). Such Awards shall be in a form determined by the Committee (and may include terms contingent upon a change of control of the Company); provided that such Awards shall not be inconsistent with the terms and purposes of the Plan. The Committee will determine the price of any such Award and may accept any lawful consideration.

10.  EXERCISE OF OPTIONS

     The Committee may provide for the exercise of Options in installments and upon such terms, conditions and restrictions as it may determine. The Committee may provide for termination of an Option in the case of termination of employment or directorship or any other reason.

     An Option granted hereunder shall be exercisable, in whole or in part, only by written notice delivered in person or by mail to the Secretary of the Company at its principal office, specifying the number of shares of Common Stock to be purchased and accompanied by payment thereof and otherwise in accordance with the stock option agreement pursuant to which the Option was granted.

     For purposes of this Plan, the fair market value of a share of the Common Stock shall be (i) if the Common Stock is traded on an established securities market, the closing price of such Common Stock for the day before the Option is granted, except for the exercise price of the initial Options to be granted under the Plan which will be granted contingent on the Company's completion of its initial public offering at an exercise price equal to the initial public offering price, and (ii) if the Common Stock is not so traded, an amount determined by the Committee in good faith and based on such factors as it deems relevant to such determination.

11.  RIGHTS IN EVENT OF DEATH OR DISABILITY

     If a Participant dies or becomes disabled (within the meaning of Code
Section 22(e)(3)) prior to termination of his right to exercise an Option in accordance with the provisions of his stock option agreement without having totally exercised the Option, the stock option agreement may provide that the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by the Participant on the date of his death or disability, by (i) the Participant's estate or by the person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the Participant or (ii) the Participant or his personal representative in the event of the Participant's disability, provided the Option is exercised prior to the date of its expiration or not more than six months from the date of the Participant's death or disability, whichever first occurs. The date of disability of a Participant shall be determined by the Committee.

12.  AWARD AGREEMENTS

     Each Award granted under the Plan shall be evidenced by an Award agreement between the employee or non-employee director to whom the Award is granted and the Company, setting forth the number of shares of Common Stock, SARs or units subject to the Award and such other terms and conditions applicable to the Award not inconsistent with the Plan as the Committee may deem appropriate. The Award agreement for an Option shall also be referred to as a stock option agreement.

13.  TAX WITHHOLDING

     The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold federal income taxes or other taxes with respect to any Award made under the Plan. Such rules and procedures may provide (i) in the case of Awards paid in shares of Common Stock, that the person receiving the Award may satisfy the withholding obligation by instructing the Company to withhold shares of Common Stock otherwise issuable upon exercise of such Award in order to satisfy such withholding obligation and (ii) in the case of an Award paid in cash, that the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant.

14.  CHANGE OF CONTROL

     For the purpose of the Plan, a "Change of Control" shall be deemed to have occurred if (i) the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation are owned in the aggregate by the former stockholders of the Company; (ii) the Company sells all or substantially all of its assets to another corporation, which is not a wholly-owned subsidiary of the Company; (iii) any person or group within the meaning of the Securities Exchange Act of 1934, as amended, acquires (together with voting securities of the Company held by such person or group) 30% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record) pursuant to any transaction or combination of transactions; (iv) there is a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, whether or not the Company is then subject to such reporting requirements; or (v) the individuals who, at the beginning of any period of twelve consecutive months, constituted the Board cease, for any reason, to constitute at least a majority thereof, unless the nomination for election or re-election by the Company's stockholders of each new director of the Company was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved. Notwithstanding the foregoing, however, a Change of Control shall not be deemed to have occurred upon the consummation of an initial public offering of the Company's capital stock or the issuance of capital stock by the Company approved by a vote of at least two-thirds of the directors then in office.

     In the event a Change of Control occurs, then, notwithstanding any provision of the Plan or of any provisions of any Award agreements entered into between the Company and any Participant to the contrary, all Awards that have not expired and which are then held by any Participant (or the person or persons to whom any deceased Participant's rights have been transferred) shall, as of such Change of Control, become fully and immediately vested and exercisable and may be exercised for the remaining term of such Awards.

15.  DILUTION OR OTHER ADJUSTMENT

     If the Company is a party to any merger or consolidation, or undergoes any merger, consolidation, separation, reorganization, liquidation or the like, the Committee shall have the power to make arrangements, which shall be binding upon the holders of unexpired Awards, for the substitution of new Awards for, or the assumption by another corporation of, any unexpired Awards then outstanding hereunder. In addition, in the event of a reclassification, stock split, combination of shares, separation (including a spin-off), dividend on shares of the Common Stock payable in stock or other similar change in capitalization or in corporate structure, the Committee shall conclusively determine the appropriate adjustment in (i) the exercise prices of outstanding Options and SARs, (ii) the number and kind of shares or other securities as to which outstanding Awards shall be exercisable and (iii) the aggregate number of shares with respect to which Awards may be granted under the Plan.

16.  TRANSFERABILITY

     No Award granted under this Plan shall be sold, pledged, assigned or transferred other than by will or the laws of descent and distribution, and except as provided in Section 11, Awards shall be exercisable during the Participant's lifetime only by the Participant.

17.  AMENDMENT OR TERMINATION

     The Committee may at any time amend, suspend or terminate the Plan; provided, however, that (i) no change in any Awards previously granted may be made without the consent of the holder thereof and (ii) no amendment (other than an amendment authorized by Section 15) may be made increasing the aggregate number of shares of the Common Stock with respect to which Awards may be granted or changing the class of employees eligible to receive Awards hereunder, without the approval of the holders of a majority of the outstanding voting shares of the Company.

18.  GENERAL PROVISIONS

     No Award may be exercised by a Participant if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over the Plan.

     A bona fide leave of absence approved by a duly constituted officer of the Company or any of its Subsidiaries shall not be considered interruption or termination of service of any Participant for any purposes of the Plan or Awards granted thereunder, except that no Awards may be granted to a Participant while he is on a bona fide leave of absence. No Participant shall have any rights as a stockholder with respect to any shares subject to Awards granted to him under the Plan prior to the date as of which he is actually recorded as the holder of such shares upon the stock records of the Company.

     Nothing contained in the Plan or in Awards granted thereunder shall confer upon any employee or non-employee director any right to (i) continue in the employ of the Company or any of its Subsidiaries or continue serving on the Board or (ii) interfere in any way with the right of the Company or any of its Subsidiaries to terminate his employment or service on the Board at any time.

     Any Award agreement may provide that stock issued upon exercise of any Awards may be subject to such restrictions, including, without limitation, restrictions as to transferability and restrictions constituting substantial risks of forfeiture as the Committee may determine at the time such Award is granted.

19.  EFFECTIVE DATE

     The Plan shall become effective on the date of its adoption by the Board, subject to approval of the Plan by the holders of a majority of the outstanding voting shares of the Company within 12 months after the date of the Plan's adoption by the Board. In the event of the failure to obtain such stockholder approval, the Plan shall be null and void and the Company shall have no liability thereunder. No
Award granted under the Plan shall be exercisable until such stockholder approval has been obtained.

20.  TERMINATION

     No Award may be granted under the Plan on or after the date which is ten years following the effective date specified in Section 19, but Awards previously granted may be exercised in accordance with their terms.

21.  GOVERNING LAW

     The Plan and all Award agreements shall be construed and enforced in accordance with an governed by the laws of the State of Texas.







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

                          VARI-LITE INTERNATIONAL, INC.
                        INCENTIVE STOCK OPTION AGREEMENT


     This Agreement, dated as of _______, 199____, is by and between Vari-Lite International, Inc. (the "Company") and _____________________ (the "Optionee").

                                   WITNESSETH:

     WHEREAS, pursuant to the Vari-Lite International, Inc. 1997 Omnibus Plan (the "Plan"), the Company has determined that its interests will be advanced by providing an incentive to the Optionee to acquire a proprietary interest in the Company and, as a stockholder, to share in its success, with added incentive to work effectively for and in the Company's interest;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereby agree as follows:

                                    SECTION 1
                                      GRANT

     The Company hereby grants to the Optionee, as a matter of separate agreement and not in lieu of salary or any other compensation for services, the right and option (the "Option") to purchase _____________ shares of authorized but unissued Class B Common Stock, $0.10 par value ("Common Stock"), of the Company on the terms and conditions herein set forth in this Agreement. This Option is intended to constitute an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                                    SECTION 2
                                      PRICE

     The exercise price of the shares of Common Stock subject to this Option shall be equal to the fair market value of the shares on the date of the grant or $__________ per share.


                                    SECTION 3
                                WHEN EXERCISABLE

     The Option may be exercised by the Optionee, in whole or part, at any time and from time to time within a period of _____ years from the day and year first written above.

     The Option may not be exercised prior to one year from the date of this Agreement. Thereafter, the Option shall be exercisable only as follows:

     (a)  Percentage of
          Total Shares
          Subject to Vesting       Vesting Date   Expiration Date
          ------------------       ------------   ---------------
               20%
               40%
               60%
               80%
               100%

     (b) At any time after five years from the date of this Agreement, the Option shall be exercisable in full except to the extent that it has already been exercised.

                                    SECTION 4
                                 HOW EXERCISABLE

     Subject to such administrative regulations as the committee of the Board of Directors of the Company (the "Board") appointed to administer the Plan (the "Committee") may from time to time adopt, the Optionee or beneficiary shall, in order to exercise this Option:

     (a) give written notice to the Committee of the exercise price and the number of shares which he will purchase and furnish an undertaking to make payment of such exercise price in United States dollars before issuance of such shares; or

     (b) give written notice to the Committee of the exercise price and the number of shares for which he is requesting approval from the Committee to tender other shares of Common Stock in exchange for Option shares.

If a Committee has not been appointed by the Board to administer the Plan, for purposes of this Agreement, "Committee" shall mean the entire Board.

     Any notice shall include an undertaking to furnish or execute such documents as the Committee in its discretion shall deem necessary (i) to evidence such exercise, in whole or in part, of the Option, (ii) to determine whether registration is then required under the Securities Act of 1933, as amended, or any other law, as then in effect, and (iii) to comply with or satisfy the requirements of the Securities Act of 1933, as amended, or any other law, as then in effect.

     In addition, if an exercise under paragraph (b) above is requested, the notice shall include an undertaking to tender to the Company (i) promptly after receipt of denial by the Committee of the paragraph (b) request, full payment in United States dollars of the Option exercise price for the shares being purchased hereunder or (ii) promptly after receipt of approval by the Committee of exercise of this Option or portion thereof by payment of Common Stock, full payment in Common Stock in exchange for the shares being purchased hereunder.

     The Committee shall advise the Optionee (or beneficiary, if applicable) in writing, within 20 business days after receipt by the Committee of notice of exercise by the Optionee (or beneficiary), whether the Committee approves the exchange of Common Stock for Option stock being purchased. The Company must receive full payment in United States dollars or the appropriate number of shares of Common Stock, whichever applies, of the Option exercise price within five business days after the date of the Committee's notice, unless the Committee extends the time of payment.

     If the Committee approves payment by the Optionee by tendering shares of Common Stock, the Committee may also, upon confirming that the Optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the Optionee (or not require surrender of) the certificate for the shares being tendered upon the exercise.

     If the Optionee does not elect or is denied the right to exercise the Option by tendering shares of Common Stock, the Committee may permit the Optionee to exercise the Option by delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the Option exercise price; provided that the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

                                    SECTION 5
                                    TRANSFER

     This Option shall not be transferable by the Optionee in any way other than by will and the laws of descent and distribution. During the lifetime of the Optionee, this Option shall be exercisable only by him. Any other attempted assignment, transfer, pledge, hypothecation or other disposition of the Option shall be void and have no effect unless in accordance with the terms set forth herein.

                                    SECTION 6
                              TERMINATION OF OPTION

     (a) Upon termination of employment with the Company and its Subsidiaries of the Optionee for any reason other than death, disability (as defined in Paragraph (c) of this Section 6) or "cause" (as defined in Paragraph (b) of this
Section 6), whether by reason of resignation or discharge, the Option shall terminate on the earlier of (i) the date of its expiration under Section 3 or
(ii) three months from the date on which the Optionee's employment terminated.

     (b) If the Company terminates the employment of the Optionee for "cause", the Option shall terminate on the date his employment is terminated. For purposes of this Agreement, the Optionee's employment shall be deemed terminated for "cause" if his employment terminates for

(i) willful violation by the Optionee of any rule or regulation that may be established from time to time for the conduct of the Company's business, (ii) failure or inability by the Optionee for any reason to devote his full business time to the Company's business, (iii) gross neglect by the Optionee of the interests of the Company, (iv) breach of fiduciary duty by the Optionee involving personal profit, (v) willful violation by the Optionee of any law, rule or regulation (other than traffic violations or similar minor offenses), or (vi) material breach by the Optionee of any provision of an agreement between Optionee and the Company or its Subsidiaries (as defined in Section 1 of the Plan).

     (c) The Option shall terminate on the earlier of (i) the date of its expiration under Section 3 or (ii) six months from the date of the Optionee's permanent disability, provided: (i) the Optionee at the time of his disability was in the employ of the Company or any of its Subsidiaries and (ii) the Optionee was entitled to exercise a portion or all of the Option on the day immediately prior to his disability. For purposes of this Agreement, "disability" shall have the meaning set forth in Code Section 22(e)(3).

     (d) If the Optionee dies (i) while he is employed by the Company or any of its Subsidiaries, or (ii) after termination of employment but within the period provided in Paragraph (a) or (c) of this Section 6, the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution may exercise that portion of the Option that is exercisable at the time of death for a period ending on the earlier of (i) the date of its expiration under Section 3 or (ii) six months after the date of death.

                                    SECTION 7
                                WITHHOLDING TAXES

     The Company shall have the right to retain and withhold from any payment, under the Option, any amount that is to be withheld or otherwise deducted and paid with respect to such payment.

                                    SECTION 8
                              ADJUSTMENTS TO OPTION

     (a) Subject to any required action by the Committee and the Company's stockholders, the number of shares provided for in the Option and the exercise price per share thereof may be proportionately adjusted as determined by the Committee for any increase or decrease in the number of issued shares of the Company resulting from the payment of a share dividend, a share split or any transaction which is a "corporate transaction" (as defined in the Treasury regulations promulgated under or applicable to Code Section 424).

     (b) In the event of a Change of Control (as defined in Section 14 of the Plan), any and all outstanding Options not fully vested shall automatically vest in full and shall be immediately exercisable. The date on which such accelerated vesting and immediate exercisability shall occur shall be the date of the occurrence of the Change of Control.

     (c) In the event of a change in the Company's shares which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be shares within the meaning of the Plan.

     (d) Except as herein before expressly provided in Paragraphs (a) and (b) of this Section 8, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of any class or payment of any share dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger, consolidation or spin-off of assets or stock of another corporation, and any issuance by the Company of shares of any class, or securities convertible into shares of any class, shall not affect the Option, and no adjustment by reason thereof shall be made with respect to the number or exercise price of the Company's shares subject to the Option. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                    SECTION 9
                            IMPACT ON OTHER BENEFITS

     The value of the Option (either on the date of grant of the Option or at the time the shares are vested) shall not be includable as compensation or earnings to the Optionee for purposes of any other benefit plan offered by the Company.

                                   SECTION 10
                                 ADMINISTRATION

     The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement. All such Committee determinations shall be final, conclusive and binding upon the Company, the Optionee and any and all interested parties.

                                   SECTION 11
                       AGREEMENT TO CONTINUE IN EMPLOYMENT

     Nothing in the Plan or this Agreement shall confer on the Optionee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate his employment.

                                   SECTION 12
                          SUBJECT TO PLAN; AMENDMENT(S)

     This Agreement and the grant and exercise thereof are subject to the terms of the Plan, as amended, which is incorporated herein by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, this Option is subject to any rules and regulations promulgated pursuant to the Plan, now or hereinafter in effect. Except as provided in Sections 14 and 15 of the Plan and Section 8 of this Agreement, this Option may not in any way be amended or terminated without the Optionee's written consent.

                                   SECTION 13
                                FORCE AND EFFECT

     The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

                                   SECTION 14
                                  GOVERNING LAW

     This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas.

     IN WITNESS THEREOF, the parties have signed this Agreement as of the date first above written.

                                VARI-LITE INTERNATIONAL, INC.


                                By:
                                    ----------------------------------
                                    H.R. Brutsche III, President


                                    ----------------------------------
                                    Optionee

                          VARI-LITE INTERNATIONAL, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT


     This Agreement, dated as of _______, 199____, is by and between Vari-Lite International, Inc. (the "Company") and _____________________ (the "Optionee").

                                   WITNESSETH:

     WHEREAS, pursuant to the Vari-Lite International, Inc. 1997 Omnibus Plan (the "Plan"), the Company has determined that its interests will be advanced by providing an incentive to the Optionee to acquire a proprietary interest in the Company and, as a stockholder, to share in its success, with added incentive to work effectively for and in the Company's interest;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereby agree as follows:

                                    SECTION 1
                                      GRANT

     The Company hereby grants to the Optionee, as a matter of separate agreement and not in lieu of salary or any other compensation for services, the right and option (the "Option") to purchase _____________ shares of authorized but unissued Class B Common Stock, $0.10 par value ("Common Stock"), of the Company on the terms and conditions herein set forth in this Agreement. This Option is not intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                                    SECTION 2
                                      PRICE

     The exercise price of the shares of Common Stock subject to this Option shall be equal to the fair market value of the shares on the date of the grant or $__________ per share.

                                    SECTION 3
                                WHEN EXERCISABLE

     The Option may be exercised by the Optionee, in whole or part, at any time and from time to time within a period of _____ years from the day and year first written above.

     The Option may not be exercised prior to one year from the date of this Agreement. Thereafter, the Option shall be exercisable only as follows:

     (a)  Percentage of
          Total Shares
          Subject to Vesting       Vesting Date        Expiration Date
          ------------------       ------------        ---------------
               20%
               40%
               60%
               80%
               100%

     (b) At any time after five years from the date of this Agreement, the Option shall be exercisable in full except to the extent that it has already been exercised.

                                    SECTION 4
                                 HOW EXERCISABLE

     Subject to such administrative regulations as the committee of the Board of Directors of the Company (the "Board") appointed to administer the Plan (the "Committee") may from time to time adopt, the Optionee or beneficiary shall, in order to exercise this Option:

     (a) give written notice to the Committee of the exercise price and the number of shares which he will purchase and furnish an undertaking to make payment of such exercise price in United States dollars before issuance of such shares; or

     (b) give written notice to the Committee of the exercise price and the number of shares for which he is requesting approval from the Committee to tender other shares of Common Stock in exchange for Option shares.

If a Committee has not been appointed by the Board to administer the Plan, for purposes of this Agreement, "Committee" shall mean the entire Board.

     Any notice shall include an undertaking to furnish or execute such documents as the Committee in its discretion shall deem necessary (i) to evidence such exercise, in whole or in part, of the Option, (ii) to determine whether registration is then required under the Securities Act of 1933, as amended, or any other law, as then in effect, and (iii) to comply with or satisfy the requirements of the Securities Act of 1933, as amended, or any other law, as then in effect.

     In addition, if an exercise under paragraph (b) above is requested, the notice shall include an undertaking to tender to the Company (i) promptly after receipt of denial by the Committee of the paragraph (b) request, full payment in United States dollars of the Option exercise price for the shares being purchased hereunder or (ii) promptly after receipt of approval by the Committee of exercise of this Option or portion thereof by payment of Common Stock, full payment in Common Stock in exchange for the shares being purchased hereunder.

     The Committee shall advise the Optionee (or beneficiary, if applicable) in writing, within 20 business days after receipt by the Committee of notice of exercise by the Optionee (or beneficiary), whether the Committee approves the exchange of Common Stock for Option stock being purchased. The Company must receive full payment in United States dollars or the appropriate number of shares of Common Stock, whichever applies, of the Option exercise price within five business days after the date of the Committee's notice, unless the Committee extends the time of payment.

     If the Committee approves payment by the Optionee by tendering shares of Common Stock, the Committee may also, upon confirming that the Optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the Optionee (or not require surrender of) the certificate for the shares being tendered upon the exercise.

     If the Optionee does not elect or is denied the right to exercise the Option by tendering shares of Common Stock, the Committee may permit the Optionee to exercise the Option by delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the Option exercise price; provided that the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.


                                    SECTION 5
                                    TRANSFER

     This Option shall not be transferable by the Optionee in any way other than by will and the laws of descent and distribution. During the lifetime of the Optionee, this Option shall be exercisable only by him. Any other attempted assignment, transfer, pledge, hypothecation or other disposition of the Option shall be void and have no effect unless in accordance with the terms set forth herein.

                                    SECTION 6
                              TERMINATION OF OPTION

     (a) Upon termination of employment or service as a director with the Company and its Subsidiaries of the Optionee for any reason other than death, disability (as defined in Paragraph (c) of this Section 6) or "cause" (as defined in Paragraph (b) of this Section 6), whether by reason of resignation or discharge, the Option shall terminate on the earlier of (i) the date of its expiration under Section 3 or (ii) three months from the date on which the Optionee's employment or service as a director terminated.

     (b) If the Company terminates the employment or directorship of the Optionee for "cause," the Option shall terminate on the date his employment or directorship is terminated. For purposes of this Agreement, the Optionee's employment or directorship shall be deemed terminated for "cause" if his employment or directorship terminates for (i) willful violation by the Optionee of any rule or regulation that may be established from time to time for the conduct of the Company's business, (ii) failure or inability by the Optionee for any reason to devote his full business time to the Company's business, (iii) gross neglect by the Optionee of the interests of the Company, (iv) breach of fiduciary duty involving personal profit, (v) willful violation by the Optionee of any law, rule or regulation (other than traffic violations or similar minor offenses), or (vi) material breach by the Optionee of any provision of an agreement between Optionee and the Company or its Subsidiaries (as defined in Section 1 of the Plan).

     (c) The Option shall terminate on the earlier of (i) the date of its expiration under Section 3 or (ii) six months from the date of the Optionee's permanent disability, provided: (i) the Optionee at the time of his disability was in the employ or serving as a director of the Company or any of its Subsidiaries and (ii) the Optionee was entitled to exercise a portion or all of the Option on the day immediately prior to his disability. For purposes of this Agreement, "disability" shall have the meaning set forth in Code Section 22(e)(3).

     (d) If the Optionee dies (i) while he is employed by or serving as a director of the Company or any of its Subsidiaries, or (ii) after termination of employment or directorship but within the period provided in Paragraph (a) or
(c) of this Section 6, the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution may exercise that portion of the Option that is exercisable at the time of death for a period ending on the earlier of (i) the date of its expiration under Section 3 or (ii) six months after the date of death.

                                    SECTION 7
                                WITHHOLDING TAXES

     The Company shall have the right to retain and withhold from any payment, under the Option, any amount that is to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require the Optionee, if he receives shares under a nonqualified stock option grant, to reimburse the Company for any taxes that are required to be withheld by the Company, and may withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due (or to become due) to the Optionee an amount equal to such taxes required to be withheld by the Company to reimburse the Company for any such taxes, or the Company may retain and withhold a number of shares of Common Stock having a market value not less than the amount of such taxes and cancel (in whole or in part) any shares of Common Stock so withheld in order to reimburse the Company for any such taxes.

                                    SECTION 8
                              ADJUSTMENTS TO OPTION

     (a) Subject to any required action by the Committee and the Company's stockholders, the number of shares provided for in the Option and the exercise price per share thereof may be proportionately adjusted as determined by the Committee for any increase or decrease in the number of issued shares of the Company resulting from the payment of a share dividend, a share split or any transaction which is a "corporate transaction" (as defined in the Treasury regulations promulgated under or applicable to Code Section 424).

     (b) In the event of a Change of Control (as defined in Section 14 of the Plan), any and all outstanding Options not fully vested shall automatically vest in full and shall be immediately exercisable. The date on which such accelerated vesting and immediate exercisability shall occur shall be the date of the occurrence of the Change of Control.

     (c) In the event of a change in the Company's shares which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be shares within the meaning of the Plan.

     (d) Except as herein before expressly provided in Paragraphs (a) and (b) of this Section 8, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of any class or payment of any share dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger, consolidation or spin-off of assets or stock of another corporation, and any issuance by the Company of shares of any class, or securities convertible into shares of any class, shall not affect the Option, and no adjustment by reason thereof shall be made with respect to the number or exercise price of the Company's shares subject to the Option. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                    SECTION 9
                            IMPACT ON OTHER BENEFITS

     The value of the Option (either on the date of grant of the Option or at the time the shares are vested) shall not be includable as compensation or earnings to the Optionee for purposes of any other benefit plan offered by the Company.

                                   SECTION 10
                                 ADMINISTRATION

     The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement. All such Committee determinations shall be final, conclusive and binding upon the Company, the Optionee and any and all interested parties.


                                   SECTION 11
                       AGREEMENT TO CONTINUE IN EMPLOYMENT
                            OR SERVICE AS A DIRECTOR

     Nothing in the Plan or this Agreement shall confer on the Optionee any right to continue in the employ of the Company or any of its Subsidiaries or in the service of the Company as a director or interfere in any way with the right of the Company or any of its Subsidiaries to terminate his employment or directorship at any time.

                                   SECTION 12
                          SUBJECT TO PLAN: AMENDMENT(S)

     This Agreement and the grant and exercise thereof are subject to the terms of the Plan, as amended, which is incorporated herein by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, this Option is subject to any rules and regulations promulgated pursuant to the Plan, now or hereinafter in effect. Except as provided in Sections 14 and 15 of the Plan and Section 8 of this Agreement, this Option may not in any way be amended or terminated without the Optionee's written consent.

                                   SECTION 13
                                FORCE AND EFFECT

     The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

                                   SECTION 14
                                  GOVERNING LAW

     This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas.

     IN WITNESS THEREOF, the parties have signed this Agreement as of the date first above written.

                                      VARI-LITE INTERNATIONAL, INC.


                                      By:
                                          -----------------------------------
                                          H.R. Brutsche III, President



                                          -----------------------------------
                                          Optionee